SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 18, 2005

Commission File No. 1-9158

MAI SYSTEMS CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	22-2554549
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

26110 Enterprise Way

Lake Forest, California

92630

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (949) 598-6000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 18, 2005, MAI Systems Corporation (the “Company”) announced via press release the Company’s results for its fiscal quarters ended September 30, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements or Exhibits.

99.1. Press Release dated November 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAI SYSTEMS CORPORATION
(Registrant)

Date: November 18, 2005	/s/W. Brian Kretzmer
W. Brian Kretzmer
Chief Executive Officer and President
(Chief Executive Officer)

Exhibits.

99.1. Press Release dated November 18, 2005